AGREEMENT OF SALE between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HOOVER (ALABAMA) as Issuer and UNITED STATES STEEL CORPORATION $63,400,000 The Industrial Development Board of the City of Hoover Environmental Improvement Revenue Bonds, Series 2020 (United States Steel Corporation Project) Dated as of November 1, 2020

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS Section 1.01. Use of Defined Terms ...................................................................................... 2 Section 1.02. Definitions........................................................................................................ 2 Section 1.03. Interpretation .................................................................................................... 5 Section 1.04. Captions and Headings .................................................................................... 6 ARTICLE II REPRESENTATIONS Section 2.01. Representations and Covenants of Issuer ........................................................ 6 Section 2.02. Representations and Covenants of Company .................................................. 7 ARTICLE III ISSUANCE OF BONDS; COMPLETION OF PROJECT FACILITIES; SALE OF PROJECT FACILITIES Section 3.01. Issuance of Bonds ............................................................................................ 8 Section 3.02. Completion of Project Facilities ...................................................................... 8 Section 3.03. Use of Proceeds ................................................................................................ 8 Section 3.04. Investment of Fund Moneys ............................................................................ 9 Section 3.05. Purchase and Sale of Project Facilities ............................................................ 9 Section 3.06. Issuer’s Fees ................................................................................................... 10 ARTICLE IV PAYMENT PROVISIONS Section 4.01. Installment Payments; Payments of Purchase Price of Bonds ....................... 11 Section 4.02. Additional Payments ...................................................................................... 11 Section 4.03. Deposit of Moneys in Bond Fund; Moneys for Purchase and Redemption .................................................................................................... 12 Section 4.04. Obligations Unconditional ............................................................................. 12 Section 4.05. Assignment by Company ............................................................................... 12 Section 4.06. Assignment by Issuer ..................................................................................... 13 Section 4.07. Limitation of Issuer’s Liability ...................................................................... 13 ARTICLE V ADDITIONAL AGREEMENTS AND COVENANTS Section 5.01. Lease, Sale or Grant of Use by Company ...................................................... 14 Section 5.02. Indemnification of Issuer and Trustee ........................................................... 14

Section 5.03. Company Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds ........................................................................................... 15 Section 5.04. Company to Maintain its Existence; Mergers or Consolidations .................. 16 Section 5.05. Reports and Audits ......................................................................................... 16 Section 5.06. Insurance ........................................................................................................ 17 Section 5.07. Green Bonds Certificate ................................................................................. 17 Section 5.08. Company to Furnish Notices and Opinions Relating to Changes in Interest Rate Periods ...................................................................................... 17 ARTICLE VI OPTIONS; PREPAYMENT OF INSTALLMENT PAYMENTS Section 6.01. Options to Terminate Agreement ................................................................... 17 Section 6.02. Optional and Extraordinary Optional Redemption; Option to Prepay Installment Payments under Indenture ........................................................... 18 Section 6.03. Mandatory Prepayment of Installment Payments .......................................... 18 Section 6.04. Actions by Issuer............................................................................................ 18 Section 6.05. Release of Indenture in Event of Prepayment of Installment Payments ........ 18 ARTICLE VII EVENTS OF DEFAULT AND REMEDIES Section 7.01. Events of Default ........................................................................................... 18 Section 7.02. Remedies on Default ...................................................................................... 19 Section 7.03. No Remedy Exclusive.................................................................................... 20 Section 7.04. Agreement to Pay Fees and Expenses ........................................................... 20 Section 7.05. No Waiver ...................................................................................................... 20 Section 7.06. Notice of Default ............................................................................................ 20 ARTICLE VIII MISCELLANEOUS Section 8.01. Term of Agreement ........................................................................................ 20 Section 8.02. Amounts Remaining in Funds ....................................................................... 21 Section 8.03. Notices ........................................................................................................... 21 Section 8.04. Extent of Covenants of Issuer; No Personal Liability ................................... 21 Section 8.05. Binding Effect ................................................................................................ 21 Section 8.06. Amendments and Supplements ...................................................................... 21 Section 8.07. Execution Counterparts .................................................................................. 21 Section 8.08. Severability .................................................................................................... 21 ii

Section 8.09. Governing Law .............................................................................................. 22 Section 8.10. Further Assurances and Corrective Instruments ............................................ 22 Section 8.11. Issuer and Company Representatives ............................................................ 22 Section 8.12. Immunity of Incorporators, Stockholders, Officers and Directors ................ 22 Section 8.13. Section Headings ........................................................................................... 22 Section 8.14. Concerning the Trustee .................................................................................. 22 EXHIBIT A PROJECT FACILITIES EXHIBIT B FORM OF DISBURSEMENT REQUEST EXHIBIT C FORM OF COMPLETION CERTIFICATE iii

AGREEMENT OF SALE THIS AGREEMENT OF SALE (this “Agreement”) made and entered into as of November 1, 2020, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HOOVER (ALABAMA) (the “Issuer”), a public corporation created and existing under the laws of the State of Alabama (the “State”), acting through its duly elected board, duly organized and validly existing under and by virtue of Act No. 648 enacted at the 1949 Regular Session of the Legislature of Alabama (Code of Alabama 1975 § 11-54-80, et seq., as amended) (the “Act”), and UNITED STATES STEEL CORPORATION, a corporation duly organized and existing under and pursuant to the laws of the State of Delaware, and duly qualified to own property and transact business in the State (the “Company”), under the following circumstances summarized in the following recitals (capitalized terms used herein and not defined in the recitals have the meanings set forth in Article I hereof or elsewhere in this Agreement): W I T N E S S E T H: WHEREAS, by virtue of the Act and pursuant to its corporate authorization, the Issuer is authorized to enter into this Agreement and to do or cause to be done all the acts and things herein or in the Indenture, as defined herein, provided or required to be done by it, to issue the Bonds, as defined herein, and to apply the proceeds of the sale of such Bonds to finance or refinance the acquisition, construction, equipping and installation of certain Project Facilities consisting of solid waste disposal facilities constituting pollution control facilities under the Act and described in Exhibit A hereto, as Exhibit A may be amended as provided in Section 11.01 of the hereinafter defined Indenture; and WHEREAS, in order to provide funds necessary to finance or refinance the Project Facilities, the Issuer has determined, at the request of the Company, to issue and sell its Environmental Improvement Revenue Bonds, Series 2020 (United States Steel Corporation Project), in the aggregate principal amount of $63,400,000 (the “Bonds”), under the Trust Indenture (the “Indenture”) dated as of November 1, 2020, between the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), for the purposes described therein and herein and has determined to enter into this Agreement and to secure the Bonds by the pledge and assignment of Installment Payments to be made by the Company hereunder; and WHEREAS, the Company also has agreed under this Agreement to pay, or cause to be paid, when due certain expenses and other costs incurred by the Issuer and the Trustee in connection with this Agreement and the issuance of the Bonds; and WHEREAS, the Bonds are special, limited obligations of the Issuer payable solely from the Pledged Receipts, as defined in the Indenture, and neither the principal of the Bonds, nor the interest accruing thereon, shall ever constitute a charge against the general credit of the Issuer or an indebtedness of the City of Hoover, Alabama (the “City”), Jefferson County, Alabama (the “County”), the State or any political subdivision thereof within the meaning of any State constitutional or statutory provision nor constitute or give rise to a pecuniary liability of the City, the County or the State or a charge against their general credit or taxing powers; and

WHEREAS, all acts and things have been done and performed which are necessary to make the Bonds, when executed and delivered by the Issuer, the legal, valid and binding limited obligations of the Issuer in accordance with the terms thereof. NOW, THEREFORE, for and in consideration of the premises, the respective representations and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto, recognizing that under the Act this Agreement shall not in any way obligate the State or any agency or political subdivision thereof, including, without limitation, the Issuer, to raise any money by taxation or use other public moneys for any purpose in relation to the Project Facilities and that neither the City, the County, the State nor any agency or political subdivision thereof, including, without limitation, the Issuer, shall pay or promise to pay any debt or meet any financial obligation to any Person at any time in relation to the Project Facilities, except from moneys received or to be received under the provisions of this Agreement or derived from the exercise of the rights of the Issuer hereunder, agree as follows: ARTICLE I DEFINITIONS Section 1.01. Use of Defined Terms. In addition to the words and terms defined elsewhere in this Agreement, or by reference to another document, the words and terms set forth in Section 1.02 shall have the meanings set forth therein unless the content or use clearly indicates another meaning or intent. In addition, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Indenture. Section 1.02. Definitions. The following terms shall have the following meanings: “Act” means Act No. 648 enacted at the 1949 Regular Session of the Legislature of Alabama, as amended. The Act is codified as Code of Alabama, 1975, Title 11, Chapter 54, Article 4. “Additional Payments” means payments due hereunder as described in Section 4.02 hereof in addition to the Installment Payments and to payments of Purchase Price. “Agreement” means this Agreement of Sale as amended or supplemented from time to time. “Bond Purchase Agreement” means the Bond Purchase Agreement among the Company, the Issuer and the Underwriter with respect to the Bonds. “Bonds” has the meaning set forth in the recitals to this Agreement. “Code” means the Internal Revenue Code of 1986, as amended from time to time, the regulations (whether proposed, temporary or final) under that Code or the statutory predecessor of that Code, and any amendments of, or successor provisions to, the foregoing and any official rulings, announcements, notices, procedures and judicial determinations regarding any of the foregoing, all as and to the extent applicable. Unless otherwise indicated, reference to a Section 2 of the Code means that Section of the Code, including such applicable regulations, rulings, announcements, notices, procedures and determinations pertinent to that Section of the Code. “Company Purchase Date” means, with respect to the related Bonds, any date on which the Company purchases such Bonds in lieu of optional redemption under Section 4.07 of the Indenture. “Completion Certificate” means a certificate in substantially the form attached hereto as Exhibit C. “Continuing Disclosure Agreement” means the Continuing Disclosure Agreement, dated the Date of Issuance, executed by the Company, as originally executed or as it may from time to time be supplemented or amended. “Conversion Date” means each Business Day, other than a Mandatory Purchase Date, on which Bonds are subject to optional redemption under Section 4.02(b) or (c) of the Indenture and are converted at the option of the Company in accordance with Section 2.04 of the Indenture (1) from the Term Interest Rate Period then in effect for such Bonds to a Fixed Interest Rate Period or vice versa, (2) from a Term Interest Rate Period then in effect for such Bonds to another Term Interest Rate Period or (3) from a Fixed Interest Rate Period then in effect for such Bonds to another Fixed Interest Rate Period and on which such Bonds are required to be tendered for purchase in accordance with Section 4.08 of the Indenture. “Event of Default” means any of the events described as an Event of Default in Section 7.01. “Indenture” means the Trust Indenture dated as of even date with this Agreement, between the Issuer and the Trustee, as amended or supplemented from time to time. “Installment Payments” means the amounts required to be paid by the Company to the Trustee on behalf of the Issuer as described in, and pursuant to, Section 4.01(a) on each date on which payment of principal or redemption price of or interest on the Bonds is due, as installments for the purchase price of the Project Facilities, sufficient to enable the Trustee to make such payment in full. “Issuer” means The Industrial Development Board of the City of Hoover (Alabama), a public corporation duly organized and existing under the laws of the State of Alabama, particularly the Act. “Mandatory Purchase Date” means November 1, 2030 for the Term Interest Rate Period commencing on the Date of Issuance and, thereafter, means with respect to Bonds in a Term Interest Rate Period, the Business Day next succeeding the last designated day of such Term Interest Rate Period as specified by the Company in its notice described in Section 2.04(b)(i) of the Indenture and on which such Bonds are required to be tendered for purchase in accordance with Section 4.08 of the Indenture. 3

“Notice Address” means: (a) As to the Issuer: The Industrial Development Board of the City of Hoover Hoover City Hall 100 Municipal Lane Hoover, AL 35216 Attention: City Clerk Email: wendy.dickerson@hooveralabama.gov Facsimile No.: (205) 444-7572 With a copy to the Issuer at: Phillip D. Corley, Jr. Wallace, Jordan, Ratliff & Brandt, LLC 800 Shades Creek Parkway, Suite 400 Homewood, AL 35209 Email: pcorley@wallacejordan.com Telephone: (205) 874-0335 (b) As to the Company: United States Steel Corporation 600 Grant Street, 61st Floor Pittsburgh, PA 15219-2800 Attention: Vice President - Treasurer & Chief Risk Officer Facsimile No.: (412) 433-1167 With a copy to the Company at: United States Steel Corporation 600 Grant Street, 19th Floor Pittsburgh, PA 15219-2800 Attention: Manager – Corporate Finance Facsimile No.: (412) 433-4567 (c) As to the Trustee: The Bank of New York Mellon Trust Company, N.A. 500 Ross Street, 12th Floor Pittsburgh, PA 15262 Attention: Corporate Trust Administration Facsimile No.: (412) 236-0870 or such additional or different address, notice of which is given under Section 8.03. 4

“Permitted Encumbrances” means as of any particular time, (i) liens for taxes not then delinquent, (ii) liens created by this Agreement and the Indenture, (iii) utility, access and other easements and rights of way, restrictions and exceptions that, in the opinion of the Company, will not materially interfere with or impair the Project Facilities or the operation thereof, (iv) any mechanic's, laborer's, materialman's, supplier's or vendor's lien or right in respect thereof if payment, not yet due and payable, is being contested in good faith or if such lien or right does not materially adversely affect the operation of the Project Facilities, (v) defects, irregularities, encumbrances, easements, rights of way and clouds on title (including zoning and other similar restrictions and regulations) which do not, in the opinion of the Company, materially impair the Project Facilities, and (vi) intercompany transfers. “Person” (or words importing persons) means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof. “Project Facilities” means the solid waste disposal facilities constituting pollution control facilities under the Act financed with the proceeds of the sale of the Bonds, as more fully described in Exhibit A, as Exhibit A may be amended as provided in Section 11.01 of the Indenture. “Purchase Price” means (a) with respect to Bonds to be purchased on a Company Purchase Date pursuant to Section 4.07 of the Indenture or a Conversion Date pursuant to Section 4.08 of the Indenture, an amount equal to the redemption price at which such Bonds would have been redeemed under the Indenture if such Bonds were redeemed rather than purchased on such Company Purchase Date or Conversion Date, and (b) with respect to Bonds to be purchased on a Mandatory Purchase Date pursuant to Section 4.08 of the Indenture, an amount equal to the principal amount of the Bonds to be purchased on such Mandatory Purchase Date. Because each Company Purchase Date, Conversion Date and Mandatory Purchase Date is an Interest Payment Date, any accrued interest due on Bonds on such dates will be paid as interest due on such Bonds on such dates and not as part of the Purchase Price. “Tax Regulatory Agreement” means the Tax Regulatory Agreement with respect to the Bonds, dated as of the Date of Issuance between the Issuer and the Company, and any permitted amendments or supplements thereto. “Underwriter” means BofA Securities, Inc., on behalf of itself and as representative of a group of underwriters named in the Bond Purchase Agreement. All other terms used in this Agreement that are not defined herein but are defined in the Indenture have the same meanings assigned to them in the Indenture unless the context clearly requires otherwise. Section 1.03. Interpretation. Unless the context clearly indicates otherwise, the capitalized terms defined in this Article I and in the Indenture shall, for all purposes of this Agreement and all agreements supplemental hereto, have the meanings hereby ascribed to them. Such terms, together with all other provisions of this Agreement, shall be read and understood in a manner consistent with the provisions of the Act. Words or phrases importing the masculine 5 gender shall be read and understood to include the feminine and neuter genders and those importing number shall include singular or plural, both as appropriate to the context. Any reference herein to the Issuer, to its board or to officers thereof, includes entities or officials succeeding to their respective functions, duties or responsibilities pursuant to or by operation of law or lawfully performing their functions. Any reference to a section, provision or chapter of the laws of the State or to any statute of the United States of America includes that section, provision or chapter or statute as amended, modified, revised, supplemented or superseded from time to time; provided, that no such amendment, modification or similar change shall apply solely by reason of this provision, if it constitutes in any way an impairment of the rights or obligations of the Issuer, the Bondholders, the Trustee or the Company under this Agreement. Section 1.04. Captions and Headings. The captions and headings in this Agreement are solely for convenience of reference and in no way define, limit or describe the scope or intent of any articles, sections, subsections, paragraphs, subparagraphs or clauses hereof. ARTICLE II REPRESENTATIONS Section 2.01. Representations and Covenants of Issuer. The Issuer represents that (a) it is a public corporation of the State duly organized and validly existing under the Constitution and laws of the State, including the Act; (b) it has duly accomplished all conditions necessary to be accomplished by it prior to the issuance and delivery of the Bonds and the execution and delivery of this Agreement, the Indenture, the Tax Regulatory Agreement and the Bond Purchase Agreement; (c) after reasonable inquiry, it has no knowledge that it is in violation of or in conflict with any provisions of the laws of the State which would impair its ability to carry out its obligations contained in this Agreement, the Indenture, the Tax Regulatory Agreement or the Bond Purchase Agreement; (d) based upon information that the Project Facilities are located within 25 miles of the corporate limits of the City and are not within the corporate limits or police jurisdiction of any other city or town of the State and as to the intended use of the Project Facilities submitted by the Company to the Issuer, it is empowered to enter into the transactions contemplated by this Agreement, the Indenture, the Tax Regulatory Agreement and the Bond Purchase Agreement; (e) it has duly authorized the execution, delivery and performance of this Agreement, the Indenture, the Tax Regulatory Agreement and the Bond Purchase Agreement; (f) to the best of its knowledge and belief, based upon the State volume cap application submitted by the Company, and other representations made, information presented and testimony given by the Company, without independent verification by the Issuer, the Bonds will further the public purposes of the Act and of the Issuer; (g) it will do all things in its power in order to maintain its existence or assure the assumption of its obligations under this Agreement, the Indenture and the Tax Regulatory Agreement by any successor public body; and (h) portions of the City are located within the County. 6

Section 2.02. Representations and Covenants of Company. The Company represents and covenants that: (a) It is a corporation duly organized and existing under and pursuant to the laws of the State of Delaware. The Company is qualified to do business in the State. (b) It has full power and authority to execute, deliver and perform its obligations under this Agreement, the Tax Regulatory Agreement, the Bond Purchase Agreement and the Continuing Disclosure Agreement and to enter into and carry out the transactions contemplated by those documents; such execution, delivery and performance does not, and will not, violate any provision of law applicable to the Company or the Company’s articles of incorporation, code of regulations, bylaws or other corporate charter or similar instrument each as may be amended, and does not, and will not, conflict with or result in a default under any agreement or instrument to which the Company is a party or by which it is bound; this Agreement, the Tax Regulatory Agreement, the Bond Purchase Agreement and the Continuing Disclosure Agreement have, by proper action, been duly authorized, executed and delivered by the Company and all steps necessary have been taken to constitute this Agreement, the Tax Regulatory Agreement, the Bond Purchase Agreement and the Continuing Disclosure Agreement legal, valid and binding obligations of the Company. (c) No approval, consent or other action by, or filing with, any governmental authority or agency is required to be obtained or accomplished by the Company in connection with this Agreement or the Tax Regulatory Agreement that has not been obtained or accomplished, or will not be obtained or accomplished by the date of issuance of the Bonds, the failure of which will not have a materially adverse effect on the Company’s ability to execute, deliver and perform this Agreement or the Tax Regulatory Agreement or the transactions contemplated herein or therein. (d) Each of the Project Facilities will, at the time it is placed in service, be a “pollution control facility” under the Act. (e) Each one and all of the representations and warranties of the Company contained in the Tax Regulatory Agreement, as executed and delivered simultaneously with this Agreement, are true and correct. (f) No part of the Project Facilities shall be located (i) more than 25 miles from the corporate limits of the City; (ii) within the corporate limits or within the police jurisdiction of any city or town in the State; and (iii) in any county within the State other than the County. (g) The Company will comply with the applicable requirements of Rule 15c2-12 as promulgated by the Securities and Exchange Commission and recognizes that the Issuer is not an “obligated person” within the meaning of Rule 15c2-12. 7

ARTICLE III ISSUANCE OF BONDS; COMPLETION OF PROJECT FACILITIES; SALE OF PROJECT FACILITIES Section 3.01. Issuance of Bonds. To provide funds to finance or refinance the costs of the acquisition, construction, equipping and installation of the Project Facilities, upon satisfaction of the conditions set forth herein and in the Bond Resolution, the Issuer will issue, sell and deliver the Bonds. The Bonds will be issued in accordance with and pursuant to the Indenture in the aggregate principal amount, will bear interest at the rate or rates, will mature and will be subject to redemption as set forth therein. The Company hereby approves the terms and conditions of the Indenture, and the Bonds, and the terms and conditions under which the Bonds will be issued, sold and delivered. Section 3.02. Completion of Project Facilities. The Company represents that the acquisition, construction, equipping and installation of the Project Facilities will be completed and that the proceeds of the Bonds, including any investment thereof, will be expended in accordance with the provisions of all bond authorizations, security and tax regulatory agreements and certificates executed in respect of the Bonds and in respect of the installation, operation and use of the Project Facilities, including the Tax Regulatory Agreement. The Company acknowledges and agrees that there is no implied or express warranty by the Issuer that the proceeds of the Bonds will be sufficient to pay all costs of the acquisition, construction, equipping and installation of the Project Facilities. Upon completion of the acquisition, construction, equipping and installation of the Project Facilities, and in any event not more than 90 days thereafter, the Company shall deliver the Completion Certificate to the Trustee. Section 3.03. Use of Proceeds. The proceeds from the sale of the Bonds shall be deposited in the Project Fund and used to finance or refinance the costs of the acquisition, construction, equipping and installation of the Project Facilities. Each disbursement request shall be on the form attached hereto as Exhibit B, executed by an Authorized Company Representative. Subject to the provisions below, disbursements from the Project Fund shall be made only to reimburse or pay the Company, or any person designated by the Company, for the following: (a) Costs incurred directly or indirectly for or in connection with the acquisition, construction, equipping and installation of the Project Facilities, including costs incurred in respect of the Project Facilities for preliminary planning and studies; architectural, legal, engineering, surveying, accounting, consulting, supervisory and other services; labor, services and materials; and recording of documents and title work; (b) Subject to the limitations set forth in the Code, financial, legal, accounting, printing and engraving fees, charges and expenses, and all other such fees, charges and expenses incurred in connection with the authorization, sale, issuance and delivery of the Bonds; or (c) Any other costs, expenses, fees and charges properly chargeable to the cost of the acquisition, construction, equipping or installation of the Project Facilities, including interest on the Bonds prior to the time the Project Facilities are placed in service, and that 8 comply with the Company’s representations and warranties in Section 2.02 of this Agreement. (d) All moneys remaining in the Project Fund after the completion of the acquisition, construction, equipping and installation of the Project Facilities and after payment or provision for payment thereof and all other items provided for in the preceding subsections (a) to (c), inclusive, of this Section, shall, at the written direction of an Authorized Company Representative, be used in accordance with Section 5.01(f) of the Indenture. Section 3.04. Investment of Fund Moneys. At the written direction of the Authorized Company Representative, any moneys held as part of the Project Fund, the Bond Fund and the Rebate Fund shall be invested or reinvested by the Trustee in Eligible Investments. The Issuer has no right to direct the investment of any moneys held in such Funds and the Company covenants that it will not direct the investment or reinvestment of any moneys held in such Funds, or use or direct the use of the proceeds of the Bonds, in a manner or to such an extent that the Bonds will constitute arbitrage bonds under Section 148 of the Code. The Company shall provide the Issuer with a certificate of an appropriate officer, employee or agent of or consultant to the Company for inclusion in the transcript of proceedings for the Bonds, setting forth the reasonable expectations of the Company on the date of delivery of and payment for the Bonds regarding the amount and use of the proceeds of the Bonds and the facts, estimates and circumstances on which those expectations are based. The Company agrees that at no time shall any funds constituting gross proceeds of the Bonds be used in any manner to cause or result in a prohibited payment under applicable regulations pertaining to, or in any other fashion as would constitute failure of compliance with, Section 148 of the Code. If there is any amount required to be paid to the United States pursuant to Section 148(f) of the Code or Section 5.03 of the Indenture, the Company shall pay such amount to the Trustee for deposit to the Rebate Fund created under Section 5.03 of the Indenture, who will, acting on behalf of the Company, submit the payment to the United States. Section 3.05. Purchase and Sale of Project Facilities. (a) In consideration of the issuance and sale of the Bonds, the Company hereby, and by conveyance of even date herewith, assigns, conveys and transfers to the Issuer all of its right, title, and interest in and to the portion of the Project Facilities to which the Company has title at the time of issuance of the Bonds. The Company further hereby assigns, conveys and transfers to the Issuer all of its right, title and interest in and to each discrete portion of the Project Facilities (except for portions of the Project Facilities acquired from the Issuer) as such portion is acquired, constructed and installed in accordance with this Agreement, with the result that title to each such portion of the Project Facilities automatically shall vest in the Issuer as the same is in the process of being acquired, constructed and installed in accordance with this Agreement. Such transfer shall be made subject to Permitted Encumbrances. Neither the Issuer nor the City shall be responsible or liable in any manner for any claims, losses, damages, penalties, costs, taxes, assessments, charges or fines with respect to the acquisition, construction, installation, improvement, operation, maintenance or ownership of the Project 9

Facilities or any portion thereof (including any environmental issues and matters) and the Company shall indemnify the Issuer and pay all expenses applicable to or arising therefrom as provided in Section 5.02. (b) The Issuer does hereby, and by conveyance of even date herewith, sell and convey to the Company and the Company does hereby purchase and reacquire from the Issuer all of its right, title and interest in and to the portion of the Project Facilities to which the Issuer acquires title as of the date of issuance of the Bonds. The Issuer does further hereby sell and convey to the Company, and the Company does hereby purchase and reacquire from the Issuer, all of its right, title and interest in and to each discrete portion of the Project Facilities as such portion is acquired, constructed and installed in accordance with this Agreement. Upon completion of such acquisition, construction and installation of each discrete portion of the Project Facilities in accordance with this Agreement, all of the Issuer's right, title and interest of every nature whatsoever in and to such portion of the Project Facilities automatically shall vest irrevocably in the Company without the necessity of the execution of any conveyance by the Issuer, and such transaction shall result in the automatic sale and delivery of such portion of the Project Facilities by the Issuer to the Company, and the vesting of title to such portion of the Project Facilities in the Company, in consideration for the agreement of the Company to make, or cause to be made, the Installment Payments and other payments and indemnities required under this Agreement. Such transfer shall be made subject to Permitted Encumbrances. Upon the transfer by the Issuer to the Company of the Project Facilities, the Issuer shall have no further right, title or interest in or to the Project Facilities. The Issuer shall execute and deliver to the Company such deeds, assignments, bills of sale or other evidence of the transfer of its interest in the Project Facilities to be transferred pursuant hereto as the Company may from time to time reasonably request; all at the expense of the Company, provided, however, that irrespective of any failure to deliver such deeds, assignments, bills of sale or other evidence, the Project Facilities shall be deemed transferred and vested as herein provided without any further act required of the Company or the Issuer. The Company will pay all expenses applicable to or arising from said transfer of title. The Company shall be entitled to sole and exclusive possession of the Project Facilities from the date of vesting of title thereto in the Company as herein provided. In connection with all sales and conveyances by the Issuer to the Company of the Project Facilities hereunder, the Company acknowledges that the Issuer makes no warranty, either express or implied, nor offers any assurances that the Project Facilities will be suitable for the Company’s purposes or needs. (c) In the event that all of the principal of the Bonds shall be redeemed prior to scheduled maturity or become due and payable pursuant to the provisions of the Indenture, because of the acceleration of the scheduled maturity of such Bonds for any reason, and such event should occur prior to the vesting of title to the Project Facilities in the Company, the Issuer shall, upon redemption of such Bonds or full payment by the Company of all Installment Payments due because of such acceleration of maturity and at the expense of the Company, deliver to the Company such documents as will be reasonably required to convey to the Company of all of the Issuer's right, title and interest in and to the Project Facilities or parts thereof which were acquired, constructed or improved with funds from the proceeds from the sale and delivery of the Bonds so redeemed or paid. Section 3.06. Issuer’s Fees. The Company will pay the Issuer’s closing fee in the amount of $25,000 and the Issuer’s counsel fee in the amount of $25,000, including documented out-of- 10 pocket disbursements and expenses related thereto, on the date of issuance of the Bonds. The Company will also pay any other administrative expenses incurred in connection with the financing or refinancing of the acquisition, construction, equipping and installation of the Project Facilities, and any such additional fees and expenses (including reasonable and documented out- of-pocket attorney’s fees) incurred by the Issuer in connection with inquiring into, or enforcing, the performance of the Company’s obligations hereunder, within 30 days of receipt of a statement from the Issuer requesting payment of such amount. ARTICLE IV PAYMENT PROVISIONS Section 4.01. Installment Payments; Payments of Purchase Price of Bonds. (a) As and for the purchase price of the Project Facilities, on each date on which any payment of principal or redemption price of, or interest on, the Bonds shall become due (whether at maturity, or upon redemption or acceleration or otherwise), the Company will pay or cause to be paid to the Trustee, for the account of the Issuer and in immediately available funds, as an installment of such purchase price, an amount which, together with other moneys held by the Trustee under the Indenture and available therefor, will enable the Trustee to make such payment of principal or redemption price of, or interest on, the Bonds to the Bondholders in full in a timely manner (“Installment Payments”). In furtherance of the foregoing, so long as any Bonds are outstanding, the Company will pay or cause to be paid all amounts required to prevent any deficiency or default in any payment of principal or redemption price of, or interest on, the Bonds, including any deficiency caused by an act or failure to act by the Trustee, the Company, the Issuer or any other Person. The Issuer assigns all amounts payable under this subsection by the Company to the Trustee pursuant to the Indenture for the benefit of the Bondholders. The Company assents to such assignment. Accordingly, the Company will pay directly to the Trustee at its designated office all payments payable by the Company pursuant to this subsection. (b) The Company will also pay or cause to be paid in immediately available funds to the Trustee or the Tender Agent, as the case may be, by 4:00 p.m., New York City time, on each day on which a payment of Purchase Price of a Bond which the Company has opted to purchase in lieu of optional redemption pursuant to Section 4.07 of the Indenture shall become due and on each Conversion Date and Mandatory Purchase Date on which a payment of Purchase Price of a Bond which has been tendered (or deemed tendered) for purchase pursuant to Section 4.08 of the Indenture shall become due, an amount which, together with other moneys held by the Trustee or the Tender Agent under the Indenture and available therefor, will enable the Trustee or the Tender Agent, as the case may be, to make such payment in full in a timely manner. Section 4.02. Additional Payments. The Company will also pay the following upon demand after receipt of a bill therefor: (a) The reasonable and documented out-of-pocket fees and expenses, including reasonable attorneys’ fees, of the Issuer incurred in connection with this Agreement, the 11

Indenture, the Tax Regulatory Agreement and the Bonds, and the making of any amendment or supplement thereto, including, but not limited to: (i) those described in Section 3.06 (which includes the fees and expenses associated with the initial drafting, execution and delivery of this Agreement, the Indenture, the Tax Regulatory Agreement, the Bond Purchase Agreement and the Bonds), (ii) those described in Section 7.04 and (iii) any other payments or indemnification required under Section 5.02; and (b) The reasonable and documented out-of-pocket fees and expenses of the Trustee and any Tender Agent and Remarketing Agent under the Indenture, including reasonable attorneys’ fees, for any services rendered by the Trustee and any Tender Agent and Remarketing Agent under the Indenture, including those of the Trustee described in Section 7.04 in connection with inquiring into or enforcing the performance of the Company’s obligations hereunder, and any other payments or indemnification required under Section 5.02, such fees, expenses and payments to be paid directly to the Trustee for its own account as and when such fees and expenses become due and payable. The Company further agrees to pay all reasonable and documented out-of-pocket costs and expenses (including reasonable attorney’s fees and expenses) of the Issuer and the Trustee and any Tender Agent and Remarketing Agent incurred after the initial issuance of the Bonds in the preparation of any responses, reproduction of any documentation or participation in any inquiries, investigations or audits from any Person solely or primarily in connection with the Bonds, including without limitation, the Internal Revenue Service, the Securities Exchange Commission or other governmental agency. Section 4.03. Deposit of Moneys in Bond Fund; Moneys for Purchase and Redemption. The Company may at any time deposit moneys in the Bond Fund, without premium or penalty, to be held by the Trustee for application to Installment Payments not yet due and payable, and the Issuer agrees that the Trustee shall accept such deposits when tendered by the Company. Such deposits shall be credited against the Installment Payments, or any portion thereof, in the order of their due dates. Such deposits shall not in any way alter or suspend the obligations of the Company under this Agreement during the term hereof as provided in Section 8.01. In addition, the Company may deliver moneys to the Trustee for use for the optional redemption of Bonds pursuant to Sections 6.01 and 6.02 and shall deliver moneys to the Trustee for mandatory redemption of Bonds as required by Section 4.02(e) of the Indenture. Section 4.04. Obligations Unconditional. The obligations of the Company to make payments required by Sections 4.01, 4.02 and 4.03 and to perform its other agreements contained herein shall be absolute and unconditional, and the Company shall make such payments without abatement, diminution or deduction regardless of any cause or circumstance whatsoever, including, without limitation, damage, destruction or condemnation of the Project Facilities (the risk of which shall be borne exclusively by the Company). Section 4.05. Assignment by Company. Rights granted to the Company under this Agreement may be assigned in whole or in part by the Company without the necessity of obtaining the consent of the Issuer or the Trustee, subject, however, to each of the following conditions: 12

(a) unless waived by the Issuer or the Trustee, the Company shall notify the Issuer and the Trustee in writing of the identity of any assignee at least 30 days prior to the effective date of such assignment; (b) no assignment shall relieve the Company from primary liability hereunder for its obligations hereunder, and the Company shall continue to remain primarily liable for the payment of the Installment Payments and Additional Payments and for performance and observance of the agreements on its part herein provided to be performed and observed by it; (c) any assignment from the Company must retain for the Company such rights and interests as will permit it to perform its obligations under this Agreement; (d) the Company shall, within 30 days after the execution thereof, furnish or cause to be furnished to the Issuer and the Trustee a true and complete copy of each such assignment; and (e) any assignment from the Company shall not materially impair fulfillment of the purposes to be accomplished by operation of the Project Facilities as a project, the financing of which is permitted under the Act. Section 4.06. Assignment by Issuer. The Issuer will assign its rights under and interest to this Agreement (except for the Unassigned Issuer’s Rights) to the Trustee pursuant to the Indenture as security for the payment of the Bonds. Otherwise, the Issuer will not sell, assign or otherwise dispose of its rights under or interest in this Agreement nor create or permit to exist any lien, encumbrance or security interest thereon. Section 4.07. Limitation of Issuer’s Liability. The Bonds are special, limited obligations of the Issuer and the Bond Service Charges thereon shall be paid equally and ratably by the Issuer solely from the Pledged Receipts, including the Installment Payments to be made by the Company under this Agreement. THE BONDS SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE ISSUER OR AN INDEBTEDNESS OF THE CITY, THE COUNTY OR THE STATE OR ANY POLITICAL SUBDIVISION THEREOF WITHIN THE MEANING OF ANY STATE CONSTITUTIONAL OR STATUTORY PROVISION NOR CONSTITUTE OR GIVE RISE TO A PECUNIARY LIABILITY OF THE CITY, THE COUNTY OR THE STATE OR A CHARGE AGAINST THEIR GENERAL CREDIT OR TAXING POWERS. The Bonds shall not constitute or create any debt or liability of the City, the County or the State or any other political subdivision thereof, or a loan of the credit of the City, the County or the State or any other political subdivision. The issuance of the Bonds shall not directly, indirectly or contingently obligate the City, the County or the State or any political subdivision thereof to levy or to pledge any form of taxation whatsoever therefor, or to make any appropriation for the payment thereof. The Issuer has no taxing power. 13

ARTICLE V ADDITIONAL AGREEMENTS AND COVENANTS Section 5.01. Lease, Sale or Grant of Use by Company. Subject to the provisions of Section 5.03, the Company may lease, sell or grant the right to occupy and use the Project Facilities, in whole or in part, to others, provided that: (a) no such grant, sale or lease shall relieve the Company from its obligations under this Agreement; (b) the Company shall retain such rights and interests as will permit it to comply with its obligations under this Agreement; (c) no such grant, sale or lease shall impair the purposes of the Act; and (d) the Company shall receive an Opinion of Nationally Recognized Bond Counsel to the effect that such grant, sale or lease does not have an adverse effect upon the tax-exempt status of the interest on the Bonds. Section 5.02. Indemnification of Issuer and Trustee. The Company will indemnify and hold the Issuer and its members, directors, officers, elected officials, employees, agents and representatives free and harmless from, and will indemnify and hold the Trustee and its officers, employees and agents free and harmless from, any loss, claim, damage, tax, penalty, liability, disbursement, litigation expenses, attorneys’ fees and expenses or court costs arising out of, or in any way relating to, the execution or performance of the Indenture, this Agreement, the Bond Purchase Agreement or any other documents in connection therewith, or any other cause and/or matter whatsoever pertaining to the Project Facilities (including without limitation any loss, claim, damage, tax penalty, liability, disbursement, litigation expenses, attorneys’ fees and expenses or court costs asserted or arising under any federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating or relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material), or the Bonds, including the issuance or sale of the Bonds, or the failure to issue or sell the Bonds, actions taken under the Bonds, the Indenture, this Agreement, the Bond Purchase Agreement or any other documents in connection therewith or any other cause whatsoever pertaining to the Project Facilities, except in any case as a result of the gross negligence or willful misconduct of the Issuer or any Issuer indemnified party or as a result of the negligence or willful misconduct of the Trustee or any Trustee indemnified party. The Company may, at its cost and in its name or in the name of the Issuer or the Trustee, as the case may be, prosecute or take any other action involving third persons which the Company deems necessary in order to ensure or protect the Company’s rights under this Agreement; in such event, the Issuer or the Trustee, as the case may be, will reasonably cooperate with the Company, but at the sole expense of the Company. In case any actions or proceedings are brought against the Issuer or the Trustee in respect of which indemnity may be sought hereunder, the party seeking indemnity shall promptly (but in any event within 15 days of receipt of service by such party) give notice of that action or 14 proceeding to the Company enclosing copies of all papers served, and the Company, upon receipt of that notice, shall have the obligation and the right to assume the defense of the action or proceeding; provided, that failure of a party to give that notice shall not relieve the Company from any of its obligations under this Section unless that failure materially prejudices the defense of the action or proceeding by the Company. Any such indemnified party shall have the right to employ separate counsel in any such action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless: (i) the employment of such counsel has been specifically authorized by the Company, or (ii) the parties to any such action or proceeding include both the indemnified party and the Company and representation of both the indemnified party and the Company would not be appropriate due to actual or potential conflicts of interest, as determined in good faith by the Company. The Company shall not be liable for any settlement of any such action or proceeding effected without its written consent (which shall not be unreasonably withheld or delayed), but if settled with the consent of the Company, or if there be a final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless any such indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding anything contained herein to the contrary, the Company shall not be obligated to indemnify or hold harmless the Issuer or its members, directors, officers, elected officials, employees, agents and representatives for their gross negligence or willful misconduct, nor shall the Company be obligated to indemnify or hold harmless the Trustee or its officers, employees and agents for their negligence or willful misconduct. The foregoing indemnification of the Issuer is intended to be interpreted broadly and shall include its members, directors, officers, elected officials, employees, agents and representatives, shall be enforceable by the Issuer to the full extent permitted by law, shall survive beyond the termination or discharge of the Indenture or payment of the Bonds and the limitation on indemnification described above with respect to the gross negligence or willful misconduct of the Issuer or any Issuer indemnified party shall apply only in cases in which any loss, claim, damage, tax, penalty, liability, disbursement, litigation expense, attorneys’ fee or expenses or court cost of the Issuer or any such Issuer indemnified party is adjudicated to have resulted from the gross negligence or willful misconduct of the Issuer or such Issuer indemnified party. The foregoing indemnification of the Trustee is intended to and shall include its officers, employees and agents, shall be enforceable by the Trustee to the full extent permitted by law, and shall survive beyond the termination or discharge of the Indenture or payment of the Bonds. Section 5.03. Company Not to Adversely Affect Exclusion from Gross Income of Interest on Bonds. The Company hereby represents that it has taken and caused to be taken, and covenants that it will take and cause to be taken, all actions that may be required of it, alone or in conjunction with the Issuer, for the interest on the Bonds to be and to remain excludable from gross income for federal income tax purposes, and represents that it has not taken or permitted to be taken on its behalf, and covenants that it will not take or permit to be taken on its behalf, any action that would adversely affect such excludability under the provisions of the Code. 15

The Company also covenants that it will restrict the investment and reinvestment and the use of the proceeds of the Bonds in such manner and to such extent, if any, as may be necessary so that the Bonds will not constitute arbitrage bonds under Section 148 of the Code. The Company hereby covenants that on or before the 90th day following the date any of the Project Facilities are no longer being operated as qualifying exempt facilities under the Code (unless such facilities have simply ceased to be operated), or such later date as provided in the Indenture, the Company shall cause a related amount of Bonds to be redeemed pursuant to the Extraordinary Mandatory Redemption provision of the Bonds as provided in Section 4.02(e) of the Indenture. Section 5.04. Company to Maintain its Existence; Mergers or Consolidations. The Company covenants that it will not merge or consolidate with any other legal entity or sell or convey all or substantially all of its assets to any other legal entity, except that the Company may merge or consolidate with, or sell or convey all or substantially all of its assets to any other legal entity, provided that (a) the Company shall be the continuing legal entity or the successor legal entity (if other than the Company) shall be a legal entity organized and existing under the laws of the United States of America or a state thereof, qualified to do business in the State, and such legal entity shall expressly assume the due and punctual payment of the Installment Payments and the Additional Payments hereunder in order to ensure timely and proper payment of the principal of and interest on all the Bonds, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Agreement to be performed by the Company (an “Assumption Agreement”) and (b) the Company or such successor legal entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition and no event which with the lapse of time, the giving of notice or both would constitute an Event of Default under Section 7.01 shall have occurred and be continuing. The Company shall, within 30 days after the execution of an Assumption Agreement, furnish to the Issuer and the Trustee an executed copy of such Assumption Agreement and appropriate documentation demonstrating that the successor legal entity (if other than the Company) is organized and existing under the laws of the United States of America or a state thereof and is qualified to do business in the State. In the case of any such consolidation, merger, sale or conveyance and upon the assumption by the successor legal entity of the obligations under this Agreement and on the Bonds in accordance with the foregoing, such successor legal entity shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as a party hereto, and the Company shall thereupon be relieved of any further obligations or liabilities hereunder and upon the Bonds and the Company as the predecessor legal entity may thereupon or at any time thereafter be dissolved, wound-up or liquidated. Section 5.05. Reports and Audits. The Company shall as soon as practicable but in no event later than six months after the end of each of its fiscal years, file with the Trustee and the Issuer, audited financial statements of the Company prepared as of the end of such fiscal year; provided that the Company may satisfy this requirement by its filing of such information with the Securities and Exchange Commission (www.sec.gov) and the Municipal Securities Rulemaking 16

Board (emma.msrb.org) in accordance with their respective filing requirements. Notwithstanding the above provisions of this Section, the Company shall provide a written copy of the Company’s most recent audited financial statements to the Issuer upon the written request of the Issuer. Section 5.06. Insurance. The Company shall maintain, or cause to be maintained, insurance covering the Project Facilities against such risks and in such amounts as is customarily carried by similar industries as the Company, and which insurance may be, in whole or in part, self-insurance. Section 5.07. Green Bonds Certificate. The Company will annually, not later than 180 days after the close of the Company’s fiscal year commencing with the fiscal year ending December 31, 2021, deliver a certificate to the Trustee that includes a description of the costs of the Project Facilities funded with the Bonds and the amount of Bond proceeds so applied and stating to the effect that no changes have been made to the Project Facilities that would reasonably be expected to materially adversely affect the environmental benefits of the Project Facilities. Such certificate also shall be posted in the same manner as information is posted for the obligations of the Company under the Continuing Disclosure Agreement. Once the Company has spent all of the proceeds of the Bonds, it shall submit a final certificate to the Trustee (which shall be posted in the same manner as information is posted for the obligations of the Company under the Continuing Disclosure Agreement) that includes a statement that all of the proceeds of the Bonds have been spent. Thereafter, the Company will no longer be obligated to provide this certificate to the Trustee. The Trustee shall not have any obligation to review any such certificate provided to the Trustee by the Company, nor shall the Trustee be deemed to have notice of any item contained therein or default that may be disclosed therein in any manner. The Trustee’s sole responsibility with respect to such certificates shall be to act as the depository for such certificates for Holders and to make such reports available for review by the Holders. Notwithstanding any other provision of this Agreement, failure of the Company to comply, or to cause compliance with, the requirements of this Section, shall not be considered an Event of Default under Section 7.01 hereof. Section 5.08. Company to Furnish Notices and Opinions Relating to Changes in Interest Rate Periods. The Company is hereby granted the option to designate from time to time changes in Interest Rate Periods in the manner and to the extent set forth in Section 2.04 of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of proposed changes in Interest Rate Periods to be given in accordance with the provisions of Section 2.04 of the Indenture and to deliver any Opinions of Nationally Recognized Bond Counsel required under the Indenture in connection therewith. ARTICLE VI OPTIONS; PREPAYMENT OF INSTALLMENT PAYMENTS Section 6.01. Options to Terminate Agreement. The Company shall have, and is hereby granted, an option to prepay the Installment Payments and terminate this Agreement, upon satisfaction of the following conditions at any time prior to full payment of the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture): (a) in accordance with Article IX of the Indenture, by paying to the Trustee an amount which, when 17 added to the amount on deposit in the funds established under the Indenture and available therefor, will be sufficient to pay, retire and, pursuant to the Indenture, redeem all the outstanding Bonds in accordance with the provisions of the Indenture (including, without limiting the generality of the foregoing, principal of and interest to maturity or the earliest applicable redemption date, as the case may be, and expenses of redemption and the Trustee’s fees and expenses due hereunder or under the Indenture), and, in case of redemption, making arrangements satisfactory to the Trustee for the giving of the required notice of redemption, (b) by giving the Issuer notice in writing of such termination and (c) by making full payment of Additional Payments due under Section 4.02; thereafter such termination shall forthwith become effective. Any prepayment pursuant to this Section 6.01 shall either comply with the provisions of Article IX of the Indenture or result in redemption of the Bonds within 90 days of the date of prepayment. Nothing contained in this Section 6.01 shall prevent the payment of part of any of the Bonds pursuant to Article IV or Section 9.02 of the Indenture. Section 6.02. Optional and Extraordinary Optional Redemption; Option to Prepay Installment Payments under Indenture. The Company has the option to redeem the Bonds, in whole or in part, on the terms and conditions set forth in Section 4.02(a), (b) and (c) of the Indenture by prepaying the Installment Payments due under Section 4.01(a). The Company also has the option to redeem the Bonds, in whole or in part, upon the occurrence of certain extraordinary circumstances and on the terms and conditions described in Section 4.02(d) of the Indenture by prepaying the Installment Payments due under Section 4.01(a). Section 6.03. Mandatory Prepayment of Installment Payments. The Company shall have and hereby accepts the obligation to prepay Installment Payments with respect to the Bonds to the extent Extraordinary Mandatory Redemption of the Bonds is required pursuant to Section 4.02(e) of the Indenture. Section 6.04. Actions by Issuer. At the request and direction of the Company or the Trustee, the Issuer shall take all steps reasonably required of it under the applicable provisions of the Indenture or the Bonds to effect the redemption of all or a portion of the Bonds pursuant to this Article VI; provided that, in such event, the Company shall reimburse the Issuer for its reasonable expenses, including attorneys’ fees, incurred in complying with such request. Section 6.05. Release of Indenture in Event of Prepayment of Installment Payments. Upon the payment of all amounts due hereunder and under the Indenture pursuant to any option or obligation to prepay the Installment Payments in full as provided in this Agreement, the Issuer shall, upon receipt of the prepayment by the Trustee, deliver to the Company, if necessary, a release from the Trustee of the lien of the Indenture. ARTICLE VII EVENTS OF DEFAULT AND REMEDIES Section 7.01. Events of Default. Each of the following shall be an Event of Default: (a) The Company shall fail to pay the amounts required to be paid under Section 4.01 or 4.02 on each date specified therein; 18

(b) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed under this Agreement, other than as referred to in Section 7.01(a), (other than certain representations, warranties and covenants regarding various matters relating to the tax status of the interest on the Bonds) for a period of 60 days after written notice specifying such failure and requesting that it be remedied shall have been given to the Company by the Issuer or the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, it shall not constitute an Event of Default if corrective action is instituted by the Company within the applicable period and is being diligently pursued until the default is corrected; (c) The dissolution or liquidation of the Company or the voluntary initiation by the Company of any proceeding under any federal or state law relating to bankruptcy, insolvency, arrangement, reorganization, readjustment of debt or any other form of debtor relief, or the initiation against the Company of any such proceeding which shall remain undismissed for 60 days, or failure by the Company to promptly have discharged any execution, garnishment or attachment of such consequence as would materially impair the ability of the Company to carry on its operations, or assignment by the Company for the benefit of creditors, or the entry by the Company into an agreement of composition with creditors or the failure generally by the Company to pay its debts as they become due; or (d) The occurrence of an Event of Default as defined in the Indenture. Any declaration of default under subparagraph (c) and the exercise of remedies upon any such declaration will be subject to any applicable limitations of federal bankruptcy law affecting or precluding that declaration or exercise during the pendency of or immediately following any bankruptcy, liquidation or reorganization proceedings. Section 7.02. Remedies on Default. Whenever an Event of Default shall have happened and be existing, any one or more of the following remedial steps may be taken: (a) if acceleration of the principal amount of the Bonds has been declared pursuant to Section 7.03 of the Indenture, the Issuer or the Trustee shall declare all Installment Payments to be immediately due and payable, whereupon the same shall become immediately due and payable; or (b) the Issuer or the Trustee may pursue all remedies now or hereafter existing at law or in equity to collect all amounts then due and thereafter to become due under this Agreement or to enforce the performance and observance of any other obligation or agreement of the Company under this Agreement or the Indenture. Notwithstanding the foregoing, the Trustee shall not be obligated to take any step that in its reasonable opinion will or might cause it to expend time or money or otherwise incur liability unless and until satisfactory indemnity has been furnished to the Trustee at no cost or expense to it. Any amounts collected pursuant to action taken under this Section (except for amounts payable directly to the Issuer or the Trustee or any Tender Agent or Remarketing Agent pursuant to 19

Section 3.06, 4.02, 5.02 or 7.04) shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if the Outstanding Bonds have been paid and discharged in accordance with the provisions of the Indenture, shall be paid as provided in Section 9.01 of the Indenture for transfers of remaining amounts in the Bond Fund. The provisions of this Section are subject to the further limitation that the rescission by the Trustee of its declaration that all of the Bonds are immediately due and payable also shall constitute an annulment of any corresponding declaration made pursuant to paragraph (a) of this Section and a waiver and rescission of the consequences of that declaration and of the Event of Default with respect to which that declaration has been made, provided that no such waiver or rescission shall extend to or affect any subsequent or other default or impair any right consequent thereon. Section 7.03. No Remedy Exclusive. No remedy conferred upon or reserved to the Issuer or the Trustee by this Agreement is intended to be exclusive of any other available remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement, now or hereafter existing at law, in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair that right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than any notice required by law or for which express provision is made herein. Section 7.04. Agreement to Pay Fees and Expenses. If an Event of Default should occur and the Issuer or the Trustee should incur expenses, including attorneys’ fees, in connection with the enforcement of this Agreement or the collection of sums due hereunder, the Company shall reimburse the Issuer and the Trustee, as applicable, for their reasonable and documented out-of- pocket expenses so incurred upon demand. Section 7.05. No Waiver. No failure by the Issuer or the Trustee to insist upon the performance by the Company of any provision hereof shall constitute a waiver of their right to performance and no express waiver shall be deemed to apply to any other existing or subsequent right to remedy the failure by the Company to observe or comply with any provision hereof. Section 7.06. Notice of Default. The Company shall notify a Responsible Officer the Trustee immediately and in writing if it becomes aware of the occurrence of any Event of Default hereunder or of any fact, condition or event which, with the giving of notice or passage of time or both, would become an Event of Default. ARTICLE VIII MISCELLANEOUS Section 8.01. Term of Agreement. This Agreement shall be and remain in full force and effect from the date of issuance of the Bonds until such time as all of the Bonds shall have been fully paid (or provision made for such payment) pursuant to the Indenture and all other sums payable by the Company under this Agreement shall have been paid, except for obligations of the 20

Company under Sections 3.06, 4.02, 5.02 and 7.04, which shall survive any termination of this Agreement. Notwithstanding any termination of this Agreement, any payment of any or all of the Bonds or any discharge of the Indenture, if Bonds are redeemed pursuant to the mandatory redemption upon determination of taxability, the Company shall pay all additional amounts required to be paid, if any, under Section 4.02 of the Indenture at the time provided therein. Section 8.02. Amounts Remaining in Funds. Any amounts in the Bond Fund remaining unclaimed by the Holders of Bonds (whether at stated maturity, by redemption or otherwise), shall be deemed to belong, and shall be paid, to the proper party pursuant to applicable escheat laws. Further, any other amounts remaining in the Bond Fund, the Project Fund and any other special fund or account created under this Agreement or the Indenture after all of the outstanding Bonds shall be deemed to have been paid and discharged under the provisions of the Indenture and all other amounts required to be paid under this Agreement and the Indenture have been paid, shall be paid to the Company to the extent that those moneys are in excess of the amounts necessary to effect the payment and discharge of the outstanding Bonds. Section 8.03. Notices. All notices, certificates, requests or other communications hereunder shall be in writing and shall be deemed to be sufficiently given at the applicable Notice Address as provided in Section 13.03 of the Indenture. Section 8.04. Extent of Covenants of Issuer; No Personal Liability. All covenants, obligations and agreements of the Issuer contained in this Agreement or the Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, obligation or agreement shall be deemed to be a covenant, obligation or agreement of any present or future member, trustee, officer, agent or employee of the Issuer in other than his or her official capacity, and no official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or by reason of the covenants, obligations or agreements of the Issuer contained in this Agreement or in the Indenture. Section 8.05. Binding Effect. This Agreement shall inure to the benefit of and shall be binding in accordance with its terms upon the Issuer, the Company and their respective permitted successors and assigns. Section 8.06. Amendments and Supplements. Except as otherwise expressly provided in this Agreement or the Indenture, subsequent to the issuance of the Bonds and prior to all conditions provided for in the Indenture for release of the Indenture having been met, this Agreement may not be effectively amended, changed, modified, altered or terminated except in accordance with the provisions of Article XI of the Indenture, as applicable. Section 8.07. Execution Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same instrument. Section 8.08. Severability. If any provision of this Agreement, or any covenant, obligation or agreement contained herein is determined by a court to be invalid or unenforceable, that determination shall not affect any other provision, covenant, obligation or agreement, each of 21 which shall be construed and enforced as if the invalid or unenforceable portion were not contained herein. That invalidity or unenforceability shall not affect any valid and enforceable application thereof, and each such provision, covenant, obligation or agreement shall be deemed to be effective, operative, made, entered into or taken in the manner and to the full extent permitted by law. Section 8.09. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State and for all purposes shall be governed by and construed in accordance with the laws of the State. Section 8.10. Further Assurances and Corrective Instruments. The Issuer and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for the further assurance, correction or performance of the expressed intention of this Agreement. Section 8.11. Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required or the Issuer or the Company is required to take some action at the request of the other, such approval or such request shall be given for the Issuer by a Designated Officer and for the Company by an Authorized Company Representative. The Trustee and any Tender Agent and Remarketing Agent shall be authorized to act on any such approval or request. Section 8.12. Immunity of Incorporators, Stockholders, Officers and Directors. No recourse under or upon any obligation, covenant or agreement contained in this Agreement or in any agreement supplemental hereto, or in the Bonds, or because of any indebtedness evidenced thereby, shall be had against any incorporator, or against any stockholder, member, officer or director, as such, past, present or future, of the Company or of any predecessor or, subject to Section 5.04, successor legal entity, either directly or through the Company or any predecessor or successor legal entity, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Bonds by the Holders thereof and as part of the consideration for the issuance of the Bonds. Section 8.13. Section Headings. The table of contents and headings of the various articles and sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof. References to article and section numbers are references to articles and sections in this Agreement unless otherwise indicated. Section 8.14. Concerning the Trustee. The rights, privileges, protections, indemnities and immunities of the Trustee under the Indenture are hereby incorporated herein as if set forth herein in full and shall be extended to, and shall be enforceable by, the Trustee hereunder. [Remainder of Page Intentionally Left Blank.] 22

IN WITNESS WHEREOF, the Issuer and the Company have caused this Agreement to be duly executed in their respective names, all as of the date hereinbefore written. THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF HOOVER (ALABAMA) By:/s/ Brian Ethridge Brian Ethridge Chairman of the Board of Directors [SEAL] ATTEST: /s/ Foster Ware Foster Ware Secretary UNITED STATES STEEL CORPORATION By:/s/ Arne Jahn Arne S. Jahn Vice President - Treasurer & Chief Risk Officer [Signature Page to Agreement of Sale]

EXHIBIT A PROJECT FACILITIES The Project Facilities consist of certain solid waste disposal facilities financed or refinanced with the proceeds of $63,400,000 Environmental Improvement Revenue Bonds, Series 2020 (United States Steel Corporation Project) issued by The Industrial Development Board of the City of Hoover (the “Issuer”), including an electric arc furnace and other equipment and facilities, located and to be located at the Fairfield Works Mill of United States Steel Corporation (the “Company”) at 5700 Valley Road in unincorporated Jefferson County, Alabama within 25 miles of the corporate limits of the City of Hoover, Alabama, all as more fully described in the Tax Regulatory Agreement, dated as of the date of delivery of the Bonds, between the Issuer and the Company. A-1

EXHIBIT B FORM OF DISBURSEMENT REQUEST Statement No. ____ Requesting Disbursement of Funds from Project Fund pursuant to Section 3.03 of Agreement of Sale between The Industrial Development Board of the City of Hoover and United States Steel Corporation Pursuant to Section 3.03 of the Agreement of Sale, dated as of November 1, 2020 (the “Agreement”), between The Industrial Development Board of the City of Hoover (the “Issuer”) and United States Steel Corporation (the “Company”), the undersigned Authorized Company Representative hereby requests and authorizes The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) under the Trust Indenture, dated as of November 1, 2020 (the “Indenture”), by and between the Issuer and the Trustee, to pay to the Company or to the person(s) listed on the Disbursement Schedule, if any, attached hereto out of the moneys deposited in the Project Fund (as established pursuant to the Indenture) the aggregate sum of $_____________, to reimburse the Company in full, or to pay such person(s) as indicated in any Disbursement Schedule, for the advances, payments and expenditures made by it in connection with the acquisition, construction, equipping and installation of the Project Facilities. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. In connection with the foregoing request and authorization, the undersigned hereby certifies that: (a) Each item for which disbursement is requested hereunder is properly payable out of the Project Fund in accordance with the terms and conditions of the Agreement and none of those items has formed the basis for any disbursement heretofore made from the Project Fund; (b) This statement and all exhibits hereto, including the Disbursement Schedule, shall be conclusive evidence of the facts and statements set forth herein and shall constitute full warrant, protection and authority to the Trustee for its actions taken pursuant hereto; and (c) This statement constitutes the approval of the Company of each disbursement hereby requested and authorized. This _________ day of ________________, 20__. Authorized Company Representative B-1

Disbursement Schedule Payee Amount Purpose B-2

EXHIBIT C FORM OF COMPLETION CERTIFICATE Pursuant to Section 3.02 of the Agreement of Sale, dated as of November 1, 2020 (the “Agreement”), between The Industrial Development Board of the City of Hoover (Alabama) (the “Issuer”) and United States Steel Corporation (the “Company”), the undersigned hereby certifies to the Trustee (all capitalized terms used and not otherwise defined herein having the meaning set forth in the Agreement) the following: (a) the acquisition, construction, equipping and installation of the Project Facilities was substantially completed on or about ____________, 20__; (b) all other facilities necessary in connection with the Project Facilities have been acquired, constructed, equipped and installed; (c) the total amount disbursed as of the date hereof from the Project Fund for the purposes described in Section 3.03 of the Agreement is $_______________; (d) $________________ shall be retained in the Project Fund for the payment of costs of the Project Facilities not yet due or for liabilities which the Company is contesting or which otherwise should be retained, because __________________________________________________________________ [explain the reasons such amounts are being contested or should be retained]; and (e) other than the amount referred to in (d) above, the remaining balance in the Project Fund of $________________ shall be transferred or disbursed to ______________________________________________________________ for __________________________________________________________________ __________________________________________________________________ [explain the reasons such amounts are being transferred or disbursed and provide the Trustee with an Opinion of Nationally Recognized Bond Counsel to the effect that such transfer or disbursement will not cause the interest on the Bonds to be included in the gross income of the Holders thereof for federal income tax purposes in accordance with Section 5.01(f) of the Indenture]. This _________ day of ________________, 20__. Authorized Company Representative C-1